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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 20, 2000
               Date of Report (Date of Earliest event reported)


                              Hotelworks.com, Inc.
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             (Exact name of registrant as specified in its charter)


      New York                    1-13381                      11-3096379
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     State of                 Commission File                IRS Employer
   Incorporation                  Number                   Identification No.


                   201 ALHAMBRA CIRCLE, CORAL GABLES, FL 33134
            --------------------------------------------------------
                     Address of principal executive offices


       Registrant's telephone number, including area code: (305) 774-3200

                                 --------------



          (Former name or former address, if changed since last report)




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ITEM 4. Changes in Registrant's Certifying Accountant.

(a)  Current Independent Accountants

On April 20, 2000, Arthur Andersen LLP ("Arthur Andersen"), notified HOTELWORKS.COM, INC. (the "Company") that effective immediately they resigned as the Company's independent certified public accountants.

Arthur Andersen has previously audited the Company's consolidated financial statements for the fiscal years ended December 31, 1998 and December 31, 1999 ("Prior Fiscal Years"). Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a modified opinion for the fiscal year ended December 31, 1999 relating to the Company's ability to continue as a "going concern". Further, in connection with its audits of the Company's financial statements for the Prior Fiscal Years and through April 20, 2000, the Company had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Company for each of the Prior Fiscal Years.

Arthur Andersen has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen agrees with the statements made by the Company herein. A copy of such letter, dated April 27, 2000 is attached as an Exhibit to this Current Report Form 8-K.

(b)  New Independent Accountants

The Company's Board of Directors will select a successor independent certified public accounting firm once they meet and review the qualifications of potential applicants.

ITEM 7. Financial Statements and Exhibits.

Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 27, 2000.




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                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of April 2000.




                                        HOTELWORKS.COM, INC.



                                        By: /s/ John F. Wilkens
                                           --------------------------------
                                           John F. Wilkens
                                           Vice President - Treasurer
                                           (Principal Financial Officer,
                                           Principal Accounting Officer)







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